Exhibit 3.42

Form 201

Secretary of State

P.O. Box 13697

Austin, TX 78711-3697

FAX: 512/463-5709

Filing Fee: $300

Certificate of Formation

Limited Liability Company

Filed in the Office of the

Secretary of State of Texas

Filing #: 800694157 08/15/2006

Document #: 140380370002

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for Web Filing

The filing entity being formed is a limited liability company. The name of the entity is:

RTT Texas, Inc.

The name of the entity must contain the words “Limited Liability Company” or “Limited Company,” or an accepted abbreviation of such terms. The name must not be the same as, deceptively similar to or similar to that of an existing corporate, limited liability company, or limited partnership name on file with the secretary of state. A preliminary check for “name availability” is recommended.

☐A. The initial registered agent is an organization (cannot be company named above) by the name of:

OR

☒B. The initial registered agent is an individual resident of the state whose name is set forth below:

Name:

James F. Adams

C. The business address of the registered agent and the registered office address is:

Street Address:

1601 Elm Street, Ste 3000 Dallas TX 75201

Article 3 – Directors

The number of directors consulting the initial board of directors and the names and addresses of the person or persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified are set forth below:

Director 1: Nicholas Galanos

Address: 4330 St. Michael Drive Texarkana TX, USA 75503

Director 1: Mitchell Block

Address: 4330 St. Michael Drive Texarkana TX, USA 75503

Article 4 – Authorized Shares

The total number of shares the corporation is authorized to issue and the par value of each such share, or a statement that such shares are without par value, is set forth below.

Number of shares Par Value (Must complete either A or B)

Class Series 100000 ☒A. Has a par value of $.01 ☐B. without par value. Common

If these shares are to be divided into classes, you must set forth the designation of each class, the number of shares of each class, and the par value (or statement of no par value), of each class. If shares of a class are to be issued in series, you must provide the designation of each series. The preferences, limitations, and relative rights to each class or series must be stated in space provided for supplemental information.

Article 5—Purpose

The purpose for which this corporation is organized is for the transaction of any and all lawful business of which corporations may be organized under the Texas Business Organizations Code.

Supplemental Provisions/Information

To the fullest extent permitted by Texas statutory or decisional law, as the same exists or may hereafter be amended or interpreted, a director of the corporation shall not be liable to the corporation or its shareholders for any act or omission in such director’s capacity as director. Any repeal or amendment of this Article, or adoption of any other provision of the Certificate

Of Formation inconsistent with this Article, by the shareholders of the corporation shall be prospective only and shall not adversely affect any limitation on the liability to the corporation or its shareholders of a director of the corporation existing at the time of such repeal, amendment or adoption of any inconsistent provision.

Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if a written consent or consents, setting forth the action so taken, is signed by the holders of shares having not less than the minimum number of votes necessary to vote on the action were present and voted.

[The attached addendum, if any, is incorporated herein by reference.]

Effectiveness of Filing

☒A. This document becomes effective when filed by the secretary of state.

OR

☐B. This document becomes effective at a later, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

Organizer

The name and address of the organizer is set forth below.

James F. Adams 1601 Elm Street, Ste 3000, Dallas, TX 75201

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a material or fraudulent instrument.

s/ James F. Adams

Signature of organizer

FILING OFFICE COPY

Form 424

(Revised 01/06)

Return in duplicate to: Secretary of State

P.O. Box 13697

Austin, TX 78711-3697

512 463-5555

FAX: 512/463-5709

Filing Fee: See instructions

Certificate of Amendment

Entity Information

This space reserved for office use.

FILED

In The Office of the Secretary of State of Texas

JUN 10 2009

Corporations Section

The name of the filing entity is:

RTT Texas, Inc.

State the name of the entity as currently shown in the records ofthe secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

For-profit Corporation

Nonprofit Corporation

Cooperative Association

Limited Liability Company

Professional Corporation

Professional Limited Liability Company

Professional Association

Limited Partnership

The file number issued to the filing entity by the secretary of state is: —8-0-06-9-4-1-5-7The date of formation of the entity is:

0852006Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

Not Applicable

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows: Not Applicable—no change to registered agent

Form 424

Registered Agent

(Complete either A or B, but not both. Also complete C.)

A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

B. The registered agent is an individual resident of the state whose name is:

First Name MI. Last Name Suffix

C. The business address of the registered agent and the registered office address is:

TX

Street Address (No P.O. Box) City State Zip Code

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

Add each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

Marguerite Naman Duffy, 150 W. Church Ave., Maryville, TN 37801 as President and Director.

Alter each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

Not Applicable

Delete each of the provisions identified below from the certificate of formation. Delete Nicholas Galanos, 4330 St. Michael Dr., Texarkana, TX 75503 as Director.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the

Texas Business Organizations Code and by the governing documents of the entity.

Form 424

Effectiveness of Filing (Select either A, B, or C)

A. This document becomes effective when the document is filed by the secretary of state.

B. This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C. This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date: 5/28/2009 RTT Texas, Inc.

By: s/ Scarlett May

Scarlett May, Secretary, Treasurer

Signature and title of authorized person(s) (see instructions)

Form 424

Form 424

(Revised 01/06)

Return in duplicate to: Secretary of State

P.O. Box 13697

Austin, TX 78711-3697

512 463-5555

FAX: 512/463-5709

Filing Fee: See instructions

Certificate of Amendment

This space reserved for office use.

FILED

In the Office of the

Secretary of State of Texas

MAR 06 2009

rations Section

Entity Information I

The name of the filing entity is:

RTT Texas, Inc.

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

For-profit Corporation

Nonprofit Corporation

Cooperative Association

Limited Liability Company

Professional Corporation

Professional Limited Liability Company

Professional Association

Limited Partnership

The file number issued to the filing entity by the secretary of state is: 800694157 _ The date of formation of the entity is: 08-15-2006

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

Not applicable

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

Not applicable

Form 424 6

Registered Agent

(Complete either A or 8, but not both. Also complete C.)

A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

B. The registered agent is an individual resident of the state whose name is:

First Name Ml. Last Name Sulfa

C. The business address of the registered agent and the registered office address is:

TX

Street Address (No P.O. Box) City State Zip Code

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

Add each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

Add Scarlett May as Secretary, Treasurer and Director.

150 West Church Avenue

Maryville, TN 37801

Alter each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

Delete each of the provisions identified below from the certificate of formation.

Delete Mitchell Block as Secretary, Treasurer and Director.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the

Texas Business Organizations Code and by the governing documents of the entity.

Form 424 7

Effectiveness of Filing (Select either A, B, or C)

A. This document becomes effective when the document is filed by the secretary of state.

B. This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C. This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date: Feb. 9, 2009 s/ Nicholas S. Galanos

Nicholas S. Galanos, President

Signature and title of authorized person (a) (see instructions)form 424

Form 424	Certificate of Amendment	This space reserved for office use.
(Revised 05/11)
Submit in duplicate to: Secretary of State
P.O. Box 13697
Austin, TX 78711-3697
512 463-5555
FAX: 512/463-5709
Filing Fee: See instructions

Entity Information

The name of the filing entity is:

RTT Texas, Inc.

State the name or the entity as currently shown in the records of the secretary of stale. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

☒ For-profit Corporation	☐ Professional Corporation
☐ Nonprofit Corporation	☐ Professional Limited Liability Company
☐ Cooperative Association	☐ Professional Association
☐ Limited Liability Company	☐ Limited Partnership

The file number issued to the filing entity by the secretary of state is: 800694157

The date of formation of the entity is: 08-15-2006

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

Not applicable

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows: Not applicable

Form 424

6

Registered Agent

(Complete either A or B, but not both. Also complete C.)

☐ A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

☐ B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix

The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.

C. The business address of the registered agent and the registered office address is:

TX
Street Address (No P.O. Box)	City	State Zip Code

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☒ Add each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

Michael O. Moore, 150 W. Church Ave., Maryville, TN 37801 as President and Director

☐ Alter each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

☒ Delete each of the provisions identified below from the certificate of formation.

Marguerite Naman Duffy, 150 W. Church Ave., Maryville, TN 37801 as President and Director.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Form 424

7

Effectiveness of Filing (Select either A, B, or C.)

A. ☒ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date:	6/6/2012	By:	RTT Texas, Inc.,: Scarlett May, Secretary & Treasurer

s/ Scarlett May
Signature of authorized person
Scarlett May
Secretary & Treasurer
Printed or typed name of authorized person (see instructions)